                                                                    EXHIBIT 99.4

                              MEDAPHIS CORPORATION

                      QUARTERLY CONSOLIDATED SEGMENT DATA

                                                      1996                                         1995
                         ---------------------------------------------------------------   --------------------
                                            QUARTER ENDED                                     QUARTER ENDED
                         ---------------------------------------------------               --------------------
                         MARCH 31,   JUNE 30,   SEPTEMBER 30,   DECEMBER 31,     TOTAL     MARCH 31,   JUNE 30,
                         ---------   --------   -------------   ------------   ---------   ---------   --------
REVENUE:
  BSG Group............  $ 41,263    $ 35,376     $ 13,214       $  24,135     $ 113,988   $ 23,362    $ 22,634
  HIT..................    16,212      28,796       19,904          16,734        81,646     11,879      15,961
  Services.............   105,634     105,919      101,165         102,610       415,328     98,223     103,056
  Corporate and
    Eliminations.......      (860)       (372)      (1,409)             (8)       (2,649)      (371)       (365)
                         --------    --------     --------       ---------     ---------   --------    --------
                         $162,249    $169,719     $132,874       $ 143,471     $ 608,313   $133,093    $141,286
                         ========    ========     ========       =========     =========   ========    ========
OPERATING PROFIT(1):
  BSG Group............  $ 14,241    $  4,924     $(24,599)      $  (9,548)    $ (14,982)  $  3,067    $     83
  HIT..................     3,597      15,743        5,686             623        25,649      2,480       2,657
  Services.............     7,218       7,173        1,828          (1,765)       14,454     15,621      15,727
  Corporate and
    Eliminations.......    (4,921)     (5,180)      (7,894)         (9,355)      (27,350)    (2,386)     (2,317)
                         --------    --------     --------       ---------     ---------   --------    --------
                         $ 20,135    $ 22,660     $(24,979)      $ (20,045)    $  (2,229)  $ 18,782    $ 16,150
                         ========    ========     ========       =========     =========   ========    ========
Interest expense,
  net..................  $  2,105    $  2,630     $  3,284       $   3,566     $  11,585   $  3,947    $  2,222
RESTRUCTURING AND OTHER
  CHARGES:
  BSG Group............  $    200    $  8,316     $ 14,193       $  38,173     $  60,882   $     --    $     --
  HIT..................      (934)      5,250         (357)             (2)        3,957      6,750          --
  Services.............       676       3,323        5,515          88,178        97,692     25,000          --
  Corporate............        --          --        4,999          12,238        17,237         --          --
                         --------    --------     --------       ---------     ---------   --------    --------
                         $    (58)   $ 16,889     $ 24,350       $ 138,587     $ 179,768   $ 31,750    $     --
                         ========    ========     ========       =========     =========   ========    ========
Income before income
  taxes................  $ 18,088    $  3,141     $(52,613)      $(162,198)    $(193,582)  $(16,915)   $ 13,928
                         ========    ========     ========       =========     =========   ========    ========
IDENTIFIABLE ASSETS:
  BSG Group............  $ 95,308    $111,868     $ 82,715       $  51,972     $  51,972   $ 51,543    $ 54,469
  HIT..................    84,798      96,895       90,193          84,298        84,298     68,717      79,136
  Services.............   657,880     667,748      669,936         594,738       594,738    535,770     551,582
  Corporate............    18,510      17,120       17,660          84,616        84,616      9,057       3,560
                         --------    --------     --------       ---------     ---------   --------    --------
                         $856,496    $893,631     $860,504       $ 815,624     $ 815,624   $665,087    $688,747
                         ========    ========     ========       =========     =========   ========    ========
DEPRECIATION AND
  AMORTIZATION:
  BSG Group............  $  1,744    $  1,956     $  1,930       $   2,350     $   7,980   $  1,530    $  1,612
  HIT..................     1,486       1,358        1,462           1,829         6,135        833         984
  Services.............     7,486       8,263        8,185           8,564        32,498      5,249       5,519
  Corporate............       333         371          433             542         1,679         63          87
                         --------    --------     --------       ---------     ---------   --------    --------
                         $ 11,049    $ 11,948     $ 12,010       $  13,285     $  48,292   $  7,675    $  8,202
                         ========    ========     ========       =========     =========   ========    ========
CAPITAL EXPENDITURES:
  BSG Group............  $  3,337    $  5,042     $  4,007       $     990     $  13,376   $  1,815    $  3,272
  HIT..................       966         897          831             510         3,204        492         456
  Services.............    14,574       8,426        5,082           3,350        31,432      5,109       6,737
  Corporate............       590         703          337           1,493         3,123          3         548
                         --------    --------     --------       ---------     ---------   --------    --------
                         $ 19,467    $ 15,068     $ 10,257       $   6,343     $  51,135   $  7,419    $ 11,013
                         ========    ========     ========       =========     =========   ========    ========

                                          1995
                         ---------------------------------------
                                QUARTER ENDED
                         ----------------------------
                         SEPTEMBER 30,   DECEMBER 31,    TOTAL
                         -------------   ------------   --------
REVENUE:
  BSG Group............    $ 28,472        $ 24,147     $ 98,615
  HIT..................      13,918          18,763       60,521
  Services.............      98,906         102,282      402,467
  Corporate and
    Eliminations.......        (544)           (446)      (1,726)
                           --------        --------     --------
                           $140,752        $144,746     $559,877
                           ========        ========     ========
OPERATING PROFIT(1):
  BSG Group............    $  4,316        $ (2,217)    $  5,249
  HIT..................       3,435           6,452       15,024
  Services.............       8,042          12,746       52,136
  Corporate and
    Eliminations.......      (2,493)         (4,035)     (11,231)
                           --------        --------     --------
                           $ 13,300        $ 12,946     $ 61,178
                           ========        ========     ========
Interest expense,
  net..................    $  2,318        $  1,575     $ 10,062
RESTRUCTURING AND OTHER
  CHARGES:
  BSG Group............    $     --        $     --     $     --
  HIT..................          --           1,200        7,950
  Services.............      14,000           8,000       47,000
  Corporate............          --              --           --
                           --------        --------     --------
                           $ 14,000        $  9,200     $ 54,950
                           ========        ========     ========
Income before income
  taxes................    $ (3,018)       $  2,171     $ (3,834)
                           ========        ========     ========
IDENTIFIABLE ASSETS:
  BSG Group............    $ 64,587        $ 70,807     $ 70,807
  HIT..................      86,789          86,029       86,029
  Services.............     564,051         628,522      628,522
  Corporate............       7,318          10,248       10,248
                           --------        --------     --------
                           $722,745        $795,606     $795,606
                           ========        ========     ========
DEPRECIATION AND
  AMORTIZATION:
  BSG Group............    $  1,469        $  1,231     $  5,842
  HIT..................       1,151           1,185        4,153
  Services.............       5,419           5,828       22,015
  Corporate............         115             260          525
                           --------        --------     --------
                           $  8,154        $  8,504     $ 32,535
                           ========        ========     ========
CAPITAL EXPENDITURES:
  BSG Group............    $  3,355        $  4,485     $ 12,927
  HIT..................         248             651        1,847
  Services.............      12,264          10,538       34,648
  Corporate............         405             608        1,564
                           --------        --------     --------
                           $ 16,272        $ 16,282     $ 50,986
                           ========        ========     ========

---------------

(1) Excludes interest and restructuring and other changes.